                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                               GSE SYSTEMS, INC.
                         1995 LONG-TERM INCENTIVE PLAN
                      (As Amended through February 12, 1997)


1.  DEFINITIONS

             In this Plan, except where the context otherwise indicates, the following definitions apply:

             1.1.  "Agreement" means a written agreement implementing an Award.

             1.2. "Award" means a grant of an Option or Right or an award of Restricted Stock or Incentive Shares.

             1.3.  "Board" means the Board of Directors of the Corporation.

             1.4.  "Code" means the Internal Revenue Code of 1986, as amended.

             1.5. "Committee" means the committee or subcommittee of the Board meeting the standards of Rule 16b-3(d)(1) under the Exchange Act and Treasury Regulations: Section 1.162-27(e)(3), or any similar successor rule or regulation, as may be appointed by the Board to administer the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

             1.6. "Common Stock" means the common stock, par value $.01 per share, of the Corporation.

             1.7.  "Corporation" means GSE Systems, Inc.

             1.8. "Date of Exercise" means the date on which the Corporation receives notice of the exercise of an Option or Right in accordance with the terms of Article 9.

             1.9. "Date of Grant" means the date on which an Option or Right is granted or Restricted Stock or Incentive Shares are awarded under the Plan.

             1.10. "Director" means a member of the Board of the Corporation or any Subsidiary.

             1.11. "Employee" means any employee of the Corporation or a Subsidiary, including an Employee Director or any person who has been hired to be an employee of the Corporation or a Subsidiary, and any consultant or advisor to the Corporation who is not a Director and who renders bona fide services to the Corporation or a Subsidiary other than services in connection with the offer or sale of securities in a capital raising transaction.

             1.12. "Employee Director" means a Director who is also an Employee.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



             1.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

             1.14. "Fair Market Value" means the amount equal to the closing sales price for a Share, on the date such fair market value is to be determined (or if there is no sale of Shares on such date, the closing sales price on the nearest trading date preceding such date), in the principal trading market for the Shares as reported by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

             1.15. "Grantee" means an Employee to whom Restricted Stock has been awarded pursuant to Article 10 or Incentive Shares have been awarded pursuant to Article 11.

             1.16. "Incentive Shares" means Shares awarded under the Plan pursuant to the provisions of Article 11.

             1.17. "Incentive Stock Option" means an Option granted under the Plan that qualifies as an incentive stock option under section 422 of the Code and that the Corporation designates as such in the Agreement granting the Option.

             1.18. "Independent Director" means a Director who is not an "Employee Director".

             1.19. "Independent Director" means that portion of the Plan under which grants are made to Independent Directors.

             1.20. "Nonstatutory Stock Option" means an Option granted under the Plan that is not an Incentive Stock Option.

             1.21. "Option" means an option to purchase Shares granted under the Plan in accordance with the terms of Article 6 or Article 7.

             1.22. "Option Period" means the period during which an Option may be exercised.

             1.23. "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee and shall not be less than the Fair Market Value determined as of the Date of Grant, except that in the case of Nonstatutory Stock Options granted on or prior to the thirtieth day after consummation of the Corporation's initial public offering of Common Stock (the "IPO"), the Option Price shall not be less than the initial public offering price of a Share in connection with the IPO. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or a Subsidiary (a "Ten-Percent Stockholder"), the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996


             1.24. "Optionee" means an Employee or Director to whom an Option or Right has been granted.

             1.25. "Performance Goals" means performance goals established by the Committee which may be based on earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an employee or the department, branch, Subsidiary or other division in which he or she works, or may be based on the performance of the Corporation generally, and may cover such period as may be specified by the Committee.

             1.26. "Plan" means the GSE Systems, Inc. 1995 Long-Term Incentive Plan.

             1.27. "Related Option" means the Option in connection with which, or by amendment to which, a specified Right is granted.

             1.28. "Related Right" means the Right granted in connection with, or by amendment to, a specified Option.

             1.29. "Restricted Stock" means Shares awarded under the Plan pursuant to the provisions of Article 10.

             1.30. "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Article 8.

             1.31. "Right Period" means the period during which a Right may be exercised.

             1.32. "Rule 16b-3" means Rule 16b-3 under Section 16 of the Exchange Act (or any successor rule).

             1.33.  "Share" means a share of Common Stock.

             1.34. "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Corporation, either directly or through one or more other Subsidiaries.


2.  PURPOSE

             The Plan is intended to assist the Corporation and its Subsidiaries in attracting and retaining Employees and Independent Directors of outstanding ability and to promote the identification of their interests with those of the stockholders of the Corporation.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996


3.  ADMINISTRATION

             The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options, Rights, Restricted Stock and Incentive Shares to Employees and Independent Directors, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms of all Awards (which terms need not be identical) to Employees, including, but not limited to, the exercise price of Options, the time or times at which Awards are made, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, and the period during which Options and Rights may be exercised and Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered by the Award recipients, their present and potential contributions to the success of the Corporation and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final.


4.  ELIGIBILITY

             Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded only to Employees, provided, however, that Independent Directors may receive Nonstatutory Stock Options in accordance with the provisions of Article 7.


5.  STOCK SUBJECT TO THE PLAN

             5.1. The maximum number of Shares that may be issued under the Plan is 625,000 Shares. The maximum number of Shares with respect to which an Employee may receive Awards under the Plan is 100,000.

             5.2. If an Option or Right expires or terminates for any reason (other than termination by virtue of the exercise of a Related Option or Related Right, as the case may be) without having been fully exercised, if Shares of Restricted Stock are forfeited or if Incentive Shares are not issued or are forfeited, the unissued or forfeited Shares which had been subject to the Award shall become available for the grant of additional Awards.

             5.3. Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996


6.  OPTIONS

             6.1. Options granted under the Plan to Employees shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Employees shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options granted under the Plan shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

             6.2. The Option Period for Options granted to Employees shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

             6.3. The Committee, in its discretion, may provide in an Agreement for the right of the Optionee to surrender to the Corporation an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Corporation (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate fair market value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus an amount of cash equal to the fair market value of any fractional Share to which the Optionee would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).


7.  INDEPENDENT DIRECTOR PROGRAM

             7.1. The Independent Director Program shall be a formula plan under which Independent Directors shall be granted Nonstatutory Stock Options, but only in accordance with the provisions set forth in this Article 7.

             7.2. Nonstatutory Stock Options shall be granted to Independent Directors as follows:

                    (i) Each person who becomes an Independent Director within 30 days after consummation of the IPO shall be granted on the date such person first becomes a Director, which shall be the Date of Grant, a Nonstatutory Stock Option to purchase 1,500 Shares at an Option Price equal to the initial public offering price of a Share in connection with the IPO;

                    (ii) Each person who becomes an Independent Director after the 30th day following

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



consummation of the IPO shall be granted on the date such person first becomes an Independent Director, which shall be the Date of Grant, a Nonstatutory Stock Option to purchase 1,500 Shares at an Option Price equal to the Fair Market Value on the Date of Grant; and

                    (iii) Commencing on December 31, 1995, and on the annual anniversary thereof, each Independent Director shall be granted a Nonstatutory Stock Option to purchase 1,500 Shares at an Option Price equal to the Fair Market Value on such date, which date shall be the Date of Grant; provided that if any Independent Director has served as a Director for less than a full year as of such Date of Grant, the Nonstatutory Stock Option granted to such Director on such Date of Grant shall be for the number of Shares (rounded to the nearest whole Share) equal to 1,500 multiplied by a fraction, the numerator of which shall be the number of days such person has served as a Director and the denominator of which shall be 365.

             7.3. Nonstatutory Stock Options granted under this Article 7 shall vest in three installments on the first, second and third annual anniversaries of the Date of Grant with 40% thereof vesting on the first such anniversary and 30% thereof vesting on each of the second and third such anniversaries, and may be exercised by the Optionee at any time after vesting and prior to the termination of the Nonstatutory Stock Option. Nonstatutory Stock Options granted pursuant to this Article 7 shall terminate upon the earlier to occur of
(i) 10 years from the Date of Grant or (ii) one year from the date on which such Optionee ceases to be a member of the Board or, if such Optionee ceases to be a member of the Board by reason of retirement, disability, death or removal from such position without cause, five years from the date on which such Optionee ceases to be a member of the Board. Nonstatutory Stock Options granted under this Article 7 are not transferable except to the extent provided in
Article 12. Exercise of Nonstatutory Stock Options granted under this Article 7 may be made only in writing delivered to the Corporation accompanied by payment of the Option Price in cash or Shares in accordance with Section 9.1.

             7.4. If on any Date of Grant of Nonstatutory Stock Options to Independent Directors there is an insufficient number of Shares available for such grants to Independent Directors, the number of Shares subject to each grant shall be reduced to the greatest whole number of Shares arrived at by dividing the remaining Shares available for such grants by the number of Independent Directors eligible for such grants.

             7.5. Notwithstanding the provisions of Section 7.3, an Option granted pursuant to this Article 7 may be exercised in full upon a Change of Control. For purposes of this Section 7.5, a "Change of Control" shall be deemed to have occurred if after the Date of Grant for such Option (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Corporation, becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (ii) as a result of a tender offer or exchange offer for the purchase of securities of the Corporation (other than such an offer by the Corporation for its own securities), or as a result of a proxy contest, merger, consolidation or sale of assets, or as a result of any combination of the foregoing, individuals who at the beginning of any two-year period constitute the Board, plus new directors of the Corporation whose election or nomination for election by the Corporation's stockholders is approved by a vote of at least two-thirds of the Directors still in office who were Directors at

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



the beginning of such two-year period, cease for any reason during such two-year period to constitute at least two-thirds of the members of the Board; or (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 66 2/3% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or
(iv) the stockholders of the Corporation approve a plan of complete liquidation or winding-up of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.


8.  RIGHTS

             8.1. Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the grant. A Right may be granted under the Plan:

                      (i) in connection with, and at the same time as, the grant of an Option under the Plan;

                     (ii) by amendment of an outstanding Option granted under the Plan; or

                    (iii)  independently of any Option granted under the Plan.

             A Right granted under clause (i) or (ii) of the preceding sentence is a Related Right. A Related Right may, in the Committee's discretion, apply to all or a portion of the Shares subject to the Related Option.

             8.2. A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles its Optionee to receive, without payment to the Corporation (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having a fair market value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value on the Date of Exercise of the Right over (ii) either (A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

             8.3. The Right Period shall be determined by the Committee and specifically set forth in the Agreement, subject to the following conditions:

                     (i)  a  Right  will  expire no later  than the  earlier of
(A) ten years from the Date of Grant, or (B) in the case of a Related Right, the expiration of the Related Option;

                    (ii) a Right may be exercised only when the Fair Market Value on the Date of Exercise

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



exceeds either (A) the Fair Market Value on the Date of Grant of the Right if it is not a Related Right or (B) the Option Price of the Related Option if the Right is a Related Right; and

                     (iii) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

             8.4. The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

             8.5. To the extent provided in the Agreement, the Committee shall have sole discretion to consent to or disapprove the election of any Optionee to receive cash in full or partial settlement of a Right. In cases where an election of settlement in cash must be consented to by the Committee, the Committee may consent to, or disapprove, such election at any time after such election, or within such period for taking action as is specified in the election, and failure to give consent shall be disapproval. Consent may be given in whole or as to a portion of the Right surrendered by the Optionee. If the election to receive cash is disapproved in whole or in part, the Right shall be deemed to have been exercised for Shares, or, if so specified in the notice of exercise and election, not to have been exercised to the extent the election to receive cash is disapproved.


9.  EXERCISE OF OPTIONS AND RIGHTS

             9.1. An Option or Right may, subject to the terms of the applicable Agreement under which it was granted, be exercised in whole or in part by the delivery to the Corporation of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by full payment for the Shares with respect to which the Option is exercised. To the extent provided in the applicable Option Agreement, payment may be made, in whole or in part, in Shares (other than Restricted Stock) valued at Fair Market Value on the Date of Exercise or by delivery of a promissory note as provided in Section 9.2 hereof.

             9.2. To the extent provided in an Option Agreement and permitted by applicable law, the Committee may accept as partial payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof; provided, however, that in no event may the Committee accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the Shares. Promissory notes made pursuant to this Section 9.2 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



10.  RESTRICTED STOCK AWARDS

             10.1. Restricted Stock awards under the Plan shall consist of Shares that are restricted against transfer, subject to forfeiture, and subject to such other terms and conditions intended to further the purposes of the Plan as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the vesting of such awards to be contingent upon the achievement of one or more specified Performance Goals.

             10.2. Restricted Stock awards under the Plan shall be evidenced by Agreements specifying the terms and conditions of the Award. Each Agreement evidencing an award of Restricted Stock shall contain the following:

                      (i) prohibitions against the sale, assignment, transfer, exchange, pledge, hypothecation, or other encumbrance of (A) the Shares awarded as Restricted Stock under the Plan, (B) the right to vote the Shares, and (C) the right to receive dividends thereon, in each case during the restriction period applicable to the Shares; provided, however, that the Grantee shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares;

                     (ii) a requirement that each certificate representing Shares of Restricted Stock shall be deposited with the Corporation, or its designee, and shall bear the following legend:

             "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer) contained in the GSE Systems, Inc. 1995 Long-Term Incentive Plan, and an Agreement entered into between the registered owner and GSE Systems, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan and the Agreement, a copy of each of which is on file in the office of the Secretary of GSE Systems, Inc."

                     (iii) the terms and conditions upon which any restrictions applicable to Shares of Restricted Stock shall lapse and new certificates free of the foregoing legend shall be issued to the Grantee or his or her legal representative; and

                    (iv) such other terms, conditions and restrictions as the Committee in its discretion may specify including, without limitation, terms that condition the lapse of forfeiture and transfer restrictions upon the achievement of Performance Goals.

             10.3. The Committee may include in a Restricted Stock Agreement a requirement that in the event of a Grantee's termination of employment for any reason prior to the lapse of restrictions, all Shares of Restricted Stock shall be forfeited by the Grantee to the Corporation without payment of any consideration by the Corporation, and neither the Grantee nor any successors, heirs, assigns or personal representatives of the Grantee shall thereafter have any further rights or interest in the Shares or certificates.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996


11.  INCENTIVE SHARE AWARDS

             11.1. Incentive Shares awarded under the Plan shall be evidenced by an Agreement specifying the terms and conditions of such Award. Incentive Share awards shall provide for the issuance of Shares to a Grantee at such times and subject to such terms and conditions as the Committee shall deem appropriate including, but not limited to, terms that condition the issuance of Shares upon the achievement of Performance Goals.


12.  NONTRANSFERABILITY

             Awards made under this Plan shall not be transferable other than
(i) by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in section 414(p) of the Code. An Option or Right may be exercised during the Optionee's lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. A Related Right is transferable only when the Related Option is transferable and only with the Related Option and under the same conditions that apply to the Related Option.


13.  CAPITAL ADJUSTMENTS

             In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation and the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Options, Rights, Restricted Stock and Incentive Share awards, (ii) the Option Price of Options and the base price upon which payments under Rights that are not Related Rights are determined, and (iii) the aggregate number and class of Shares for which Awards thereafter may be made under the Plan and to individual Award recipients. The adjustments made with respect to Nonstatutory Stock Options granted pursuant to Article 7 shall be equivalent to the treatment accorded to holders of Common Stock.


14.  TERMINATION OR AMENDED

          The Board may amend, alter or terminate the Plan in any respect at any time; provided, however, that, after the Plan has been approved by the stockholders of the Corporation, no amendment, alteration or termination of the Plan shall be made by the Board without approval of (i) the Corporation's stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, and
(ii) each affected Optionee or Grantee if such amendment, alteration or termination would adversely affect his or her rights or obligations under any Award made prior to the date of such amendment, alteration or termination.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



15. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS, RIGHTS, RESTRICTED STOCK AND INCENTIVE SHARES; SUBSTITUTED OPTIONS AND RIGHTS

             15.1. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding Options and Rights, or accept the surrender of outstanding options and stock appreciation rights (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Corporation or a Subsidiary, and authorize the granting of new Options and Rights pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Options or Rights may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by the Plan. Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding awards of Restricted Stock or Incentive Shares. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Optionee or Grantee, alter or impair any of the Optionee's or Grantee's rights or obligations under such Award.

             15.2. Anything contained herein to the contrary notwithstanding, Options and Rights may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Corporation or one of its Subsidiaries. The terms and conditions of the substitute Options and Rights so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate (but only to the extent consistent with the requirements of Rule 16b-3) in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted. Such Options and Rights shall not be counted toward the 100,000 Share limit imposed by the second sentence of Section 5.1, except to the extent it is determined by the Committee that the applicability of such sentence is required in order for grants of Options and Rights hereunder to be eligible to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.


16.  EFFECTIVENESS OF THE PLAN

             The Plan and any amendments requiring stockholder approval pursuant to Article 14 are subject to approval by vote of the stockholders of the Corporation within 12 months after their adoption by the Board. Subject to that approval, the Plan and any amendments are effective on the date on which they are adopted by the Board. Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded prior to stockholder approval of the Plan or amendments, but each such Award shall be subject to the approval of the Plan or amendments by the stockholders. The date on which any Option, Right, Restricted Stock or Incentive Shares granted or awarded prior to stockholder approval of the Plan or amendment is granted or awarded shall be the Date of Grant for all purposes as if the Option, Right, Restricted Stock or Incentive Shares had not been subject to approval. No Option or Right may be exercised prior to such stockholder approval, and any Restricted Stock or Incentive Shares awarded shall be forfeited if such stockholder approval is not obtained.




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




                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



17.  WITHHOLDING

             The Corporation's obligation to deliver Shares or pay any amount pursuant to the terms of any Award hereunder shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee or Grantee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Corporation to withhold Shares otherwise issuable to the Optionee or Grantee, or (iii) delivering to the Corporation already owned and unencumbered Shares.


18.  TERM OF THE PLAN

             Unless sooner terminated by the Board pursuant to Article 14, the Plan shall terminate on June 30, 2005, and no Options, Rights, Restricted Stock or Incentive Shares may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination.


19.  INDEMNIFICATION OF COMMITTEE

             In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, Right, Restricted Stock or Incentive Shares granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation.


20.  GENERAL PROVISIONS

             20.1. The establishment of the Plan shall not confer upon any Employee or Independent Director any legal or equitable right against the Corporation, any Subsidiary or the Committee, except as expressly provided in the Plan.

             20.2. The Plan does not constitute inducement or consideration for the employment of any Employee or the service of any Independent Director, nor is it a contract between the Corporation or any Subsidiary and any Employee or Independent Director. Participation in the Plan shall not give an Employee or Independent Director any right to be retained in the service of the Corporation or any Subsidiary.

                                GSE SYSTEMS, INC.                 EXHIBIT 10.8

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996



             20.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Corporation or its Subsidiaries to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

             20.4. The interests of any Employee or Independent Director under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in Article 12.

             20.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware and the intention of the Corporation that Incentive Stock Options granted under the Plan qualify as such under section 422 of the Code.

             20.6. The Committee may require each person acquiring Shares pursuant to Awards hereunder to represent to and agree with the Corporation in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

             20.7. The Corporation shall not be required to issue any certificate or certificates for Shares with respect to Awards under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

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